UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2011
HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)
(732) 747-7800

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
     On February 3, 2011, Hovnanian Enterprises, Inc. (the “Company”), K. Hovnanian Enterprises, Inc., the Company’s wholly-owned subsidiary (“K. Hovnanian”), and the subsidiary guarantors named therein entered into an underwriting agreement (the “Senior Notes Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC (collectively the “Senior Notes Underwriters”), related to a public offering of $155,000,000 aggregate principal amount of 11 7/8% Senior Notes due 2015 (the “Senior Notes”) which are guaranteed by the Company and substantially all of its subsidiaries.
     On February 3, 2011, the Company also entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., and the other several underwriters named therein (collectively the “Common Stock Underwriters”), related to a public offering of 11,750,000 shares (the “Underwritten Shares”) of Class A Common Stock, par value $0.01 per share, of the Company at a price of $4.30 per share. Pursuant to the terms of the Common Stock Underwriting Agreement, the Company granted the underwriters an option to purchase up to 1,762,500 additional shares (the “Optional Shares” and, together with the Underwritten Shares, the “Shares”) to cover over-allotments, if any.
     Additionally, on February 3, 2011, the Company, K. Hovnanian and the subsidiary guarantors named therein entered into an underwriting agreement (the “Units Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, and the other several underwriters named therein (collectively the “Units Underwriters”) related to a public offering of 3,000,000 7.25% Tangible Equity Units (the “Underwritten Units”), each with a stated amount of $25. Pursuant to the terms of the Units Underwriting Agreement, the Company and K. Hovnanian granted the Units Underwriters an option to purchase up to 450,000 additional Units (the “Optional Units” and, together with the Underwritten Units, the “Units”) to cover over-allotments, if any.
     The sale of the Senior Notes, the Shares and the Units is being made pursuant to the Company’s, K. Hovnanian’s and the subsidiary guarantors’ Registration Statement on Form S-3 (File No. 333-171349) (the “Registration Statement”) and the prospectus supplements, dated February 3, 2011, to the prospectus contained therein dated January 28, 2011.

Item 8.01.	Other Events.
     In connection with the offering of the Senior Notes, the Shares and the Units, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Senior Notes Underwriting Agreement (Exhibit 1.2 to this Current Report on Form 8-K), (ii) the Common Stock Underwriting Agreement (Exhibit 1.3 to this Current Report on Form 8-K) and (iii) the Units Underwriting Agreement (Exhibit 1.6 to this Current Report on Form 8-K).

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 1.2	Underwriting Agreement dated February 3, 2011 among the Company, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC.

Exhibit 1.3	Underwriting Agreement dated February 3, 2011 among the Company and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., and the other several underwriters named therein.

Exhibit 1.6	Underwriting Agreement dated February 3, 2011 among the Company, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and the other several underwriters named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
	By:	/s/ Peter S. Reinhart
		Name:	Peter S. Reinhart
Date: February 9, 2011		Title:	Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 1.2	Underwriting Agreement dated February 3, 2011 among the Company, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC.

Exhibit 1.3	Underwriting Agreement dated February 3, 2011 among the Company and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc., and the other several underwriters named therein.

Exhibit 1.6	Underwriting Agreement dated February 3, 2011 among the Company, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and the other several underwriters named therein.

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